Exhibit 99.2

Certain statements in this presentation constitute "forward-looking statements". When used in this presentation, the words "intends," "expects," "anticipates," "estimates," "believes," "goal," "no assurance" and similar expressions, and statements which are made in the future tense or refer to future events or developments, including, without limitation, those related to estimated revenue, adjusted operating cash flow, free cash flow and each of the components thereof, as well as information regarding the number of new and converted rooms are intended to identify such forward-looking statements. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause the actual results, performance or achievements to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. In addition to the risks and uncertainties discussed herein, such factors include, among others, the following: the effects of economic conditions, including in particular the economic condition of the lodging industry, which can be particularly affected by international crisis, acts or threats of terrorism and public health issues; competition from providers of similar services and from alternative systems for accessing in-room entertainment; competition from HSIA providers; changes in demand for our products and services; programming costs, availability, timeliness, and quality; technological developments by competitors; developmental costs, difficulties, and delays; relationships with clients and property owners; the availability of capital to finance growth, the impact of government regulations; potential effects of litigation; risks of expansion into new markets; risks related to the security of our data systems; and other factors detailed, from time to time, in our filings with the Securities and Exchange Commission. With respect to any acquisition, we are subject to risks that integration costs will exceed expectations, that synergies we anticipate will not be realized, or will take longer than anticipated to realize, that our management and management systems will encounter difficulties in dealing with a bigger, more diversified enterprise, and that the financial results we expect from the acquisition will not be realized. These forward-looking statements speak only as of the date of this presentation. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Slide 1

Now: Largest Provider of Interactive Media and Connectivity Solutions Updated Corporate Name: Beyond Entertainment Transformation Accelerated with Acquisitions - On Command - StayOnline - The Hotel Networks 2007: Productive Year - Significant Increases in Revenue and AOCF - Hospitality Rooms Approaching 2 Million - Diversification Initiatives Generating Meaningful Revenue - On Command and StayOnline Integrations Complete 2007: A Transformational Year Slide 2

LODGENET INTERACTIVE CORPORATION

Total Revenue Growth (in millions)


$485.6
$500
$475
$450
$425
$400
$375
$350
$325
$300
$275
$250
$225
$200
$288.2
$275.8
2005
2006
2007

- Revenue increased by 68% in 2007 vs. 2006
- 2007 revenue guidance of $484 - $490 million

Slide 3

2007 2006 % Change Guest Pay Revenue $ 446.2 $277.4 60.8% Other: - Broadband Equip Sales $ 10.8 $ 0.8 - Advertising 5.8 0.0 - Healthcare 4.5 2.3 - System Equip Sales 8.5 2.1 - Other 9.8 5.6 Total $ 39.4 $ 10.8 Total Revenue $ 485.6 $ 288.2 68.5% Revenue Diversification (in millions) Slide 4 Movie revenue of $327.4 million in 2007 Other revenue of $39.4 million in 2007 vs. $10.8 million in 2006

2007 2006 % chg Movie Revenue $ 16.62 $ 17.27 - 3.8% Other Interactive Services 5.97 5.75 3.8% Total Per Guest Pay Room $ 22.59 $ 23.02 - 1.9% 2007 Guest Pay Revenue Per Room Slide 5 2007 2006 % chg Movie Revenue $ 16.89 $ 17.27 -2.2% Other Interactive Services 6.61 5.75 15.0% Total Per Guest Pay Room $ 23.50 $ 23.02 2.1% 2007 2006 % chg Movie Revenue $ 16.28 $ 17.40 -6.4% Other Interactive Services 5.19 4.48 15.8% Total Per Guest Pay Room $ 21.47 $ 21.88 -1.9% LodgeNet On Command Combined

Q4 '07 Q4 '06 % chg Movie Revenue $ 15.60 $ 16.39 - 4.8% Other Interactive Services 6.01 5.60 7.3% Total Per Guest Pay Room $ 21.61 $ 21.99 -1.7% Q4 2007 Guest Pay Revenue Per Room Slide 6 Q4 '07 Q4 '06 % chg Movie Revenue $ 15.51 $ 16.39 -5.4% Other Interactive Services 6.62 5.60 18.2% Total Per Guest Pay Room $ 22.13 $ 21.99 0.6% Q4 '07 Q4 '06 % chg Movie Revenue $ 15.70 $ 16.49 -4.8% Other Interactive Services 5.25 4.51 16.4% Total Per Guest Pay Room $ 20.95 $ 21.00 -0.2% LodgeNet On Command Combined

Broadband Related 310 bps On Command Cable Programming Margin 260 bps Royalties and Commissions -10 bps Equipment Sales 70 bps Direct Costs as Percent of Revenue Slide 7 Margin Change from Revenue Composition 2007 2006 Chg 52.1% 45.8% 630 bps

Analysis of Operating Expenses Slide 8 2007 2006 Guest Pay Operating: Gross $ 54.1 $ 35.2 Integration (1.6) 0 Net $ 52.5 $ 35.2 GP Ops Exp Per Rm*: $ 2.61 $ 2.92 SG&A: Gross $ 55.9 $ 29.0 Integration (4.0) 0 Net $ 51.9 $ 29.0 SG&A Per Room*: $ 2.54 $ 2.41 SG&A % of Rev*: 10.7% 10.1% * Exclusive of integration expense

(in thousands, except per room) Slide 9 On Command Integration Synergies Being Realized Operating Expense Per Room* Implied Annualized Synergy Savings * Operating expense per room includes GP operations and SG&A and is calculated net of integration costs and incremental broadband SG&A $4.74 $5.06 $5.42 $5.40 Target = $12 - $15 million

(in millions) 2005 2006 2007 AOCF 92.3 94.1 130.7 Slide 10 Adjusted Operating Cash Flow Exclusive of restructuring, integration and amortization of acquired intangibles 2007 AOCF guidance of $128.5 - $131.5 million $130.7 $94.1 $92.3

2007 Guidance Reported Net Loss $(65.2) $(63.0) - $(60.0) Add Back: Amort of Acquired Intangibles $ 8.5 Integration Expense 5.6 Restructuring Expense 11.2 Loss on Early Retirement of Debt 22.2 Adjusted Net Loss $(17.7) $(20.0) - $(17.0) Slide 11 Analysis of Net Loss Accelerated pace of integration - substantially completed in 2007 $3.5 million of additional restructuring in Q4 - not in guidance

Cash Flow Analysis 2007 2006 %chg Reported Cash from Operations $ 58.9 $ 72.3 Add Back: Integration Expense $ 5.6 Restructuring (cash portion) 5.6 Refinancing of Debt (cash portion) 18.6 One-time Working Capital 8.4 Adjusted Cash from Operations $ 97.1 $ 72.3 34% (in millions) Slide 12

Cash Flow Analysis 2007 2006 Adjusted Cash from Operations $ 97.1 $ 72.3 Corporate Capital / Minor Extensions (28.0) (11.9) Renewal Investment* (25.8) (13.3) Pre- Expansion Cash Flow $ 43.3 $47.0 New Room Investment** (24.7) (22.5) Post-Expansion Cash Flow $ 18.6 $24.6 *Converted Rooms 83,356 52,886 **New Rooms 61,788 65,123 Implied cost per room: Converted $309 $252 New $399 $354 (in millions) Slide 13 2007 Net Free Cash Flow Guidance $18.0 - $21.0 million

2008 Strategy: Expand Networks and Solutions Slide 14 Multiple Networks: Video, Broadband, Advertising Media Expanded Array of Solutions: Diversifying Revenue Strategy Resonating With Major Customers: HDTV Migration in Full Service brands Broadband Internet in more than 400 Properties Scene @ Sheraton - Showtime(r) Season Premiere of "The Tudors" exclusively in Sheraton Rooms Brand-specific Starwood Preferred Guest Channels HDTV Installations through Professional Services Group Special weekend SportsNet Promotions 2008 Program Determined Supporting Expansion of Strategic Programs HDTV Terms Established for Franchisees

2008 Strategy: Expand Networks and Solutions Slide 15 The Hotel Networks: Acquired in On Command Transaction New President : Derek S. White - Former EVP of Alloy, Inc., a Targeted Media and Marketing Services Firm - 25-Year Track Record in Targeted Media and Promotions Multiple Platforms and Opportunities - Satellite-Delivered Channels - Server-Based Channels - Interactive Applications - Location-Based Opportunities Next Steps: Drive Current Revenue Opportunities Develop Next Generation Strategy

2008 2008 Adjusted* Revenue $ 570.0 - $585.0 Adjusted Operating Cash Flow $ 150.0 - $160.0 Net Loss $ (28.0) - $(18.0) $ (14.0) - $ (4.0) Net Loss Per Share $ (1.22) - $(0.78) $ (0.61) - $ (0.17) Capital Investment $ 78.0 - $ 83.0 Free Cash Flow $ 17.0 - $ 27.0 $ 25.0 - $ 35.0 2008 Financial Guidance (in millions except per share) * Adjusted guidance excludes integration and restructuring expenses and amortization of purchased intangibles. Slide 16

2008 Financial Guidance - Revenue Bridge Slide 17 2007 Actual $ 485 Guidance Range Full Year On Command $ 53 $ 55 Movie Revenue (Net) (5) 0 Growth Initiatives $ 37 $ 45 Forecasted 2008 Revenue $ 570 $585 (in millions)

2008 Financial Guidance - AOCF Bridge Slide 18 2007 Actual $ 130 Guidance Range Full Year On Command $ 12 $ 13 Movie Gross Margin (Net) (3) (0) Growth Initiatives 5 7 On Command Integration Synergies 13 15 Operating Cost Inflation $ (7) $ (5) Forecasted AOCF $ 150 $ 160 Forecasted Margin 26.4% 27.4% (in millions)

2008 Financial Guidance - Adjusted Free Cash Flow Slide 19 Capital Investment Plan: New Interactive Rooms 60,000 to 70,000 $27 - $29 Digital/HD Upgrade Rooms 95,000 to 105,000 $30 - $32 Corporate Capital and Other $21 - $22 $78 - $83 (in millions, except per share) Forecasted AOCF $ 150 $ 160 Interest Expense (42) (42) Working Capital (3) (3) Capital Investment (80) (80) Adjusted Free Cash Flow $ 25 $ 35 Per Share $1.09 $1.52 Pre-Expansion Cash Flow $ 51 $ 61 Per Share $ 2.22 $ 2.65

Copyright (c) 2008 LodgeNet Interactive Corporation. All rights reserved. Slide 20

Reconciliation of Operating Income to Adjusted Operating Cash Flow Slide 21

Reconciliation of Net Loss to Adjusted Net Loss Slide 22

Reconciliation of Adjusted Free Cash Flow Slide 23